    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 22, 1997

                                                      REGISTRATION NO. 333-33159
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------


                                AMENDMENT NO. 3
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                                PAULA FINANCIAL
             (Exact name of registrant as specified in its charter)

             DELAWARE                              6331                             95-4640368
 (State or Other Jurisdiction of       (Primary Standard Industrial              (I.R.S. Employer
  Incorporation or Organization)       Classification Code Number)             Identification No.)

                                 GATEWAY PLAZA
                        300 NORTH LAKE AVENUE, SUITE 300
                           PASADENA, CALIFORNIA 91101
                                 (626) 304-0401
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                ----------------

                             MR. BRADLEY K. SERWIN
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                PAULA FINANCIAL
                                 GATEWAY PLAZA
                        300 NORTH LAKE AVENUE, SUITE 300
                           PASADENA, CALIFORNIA 91101
                                 (626) 304-0401
           (Name, address, including zip code, and telephone number,
             including area code, of agent for service of process)
                                ----------------

                                   Copies to:

          RICHARD A. STRONG, ESQ.                         JOHN L. SAVVA, ESQ.
        GIBSON, DUNN & CRUTCHER LLP                       SULLIVAN & CROMWELL
           333 SOUTH GRAND AVENUE                       444 SOUTH FLOWER STREET
           LOS ANGELES, CA 90071                         LOS ANGELES, CA 90071
               (213) 229-7000                                (213) 955-8000

                                ----------------

    Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                                ----------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(a), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The following table itemizes the expenses incurred by the Registrant in connection with the issuance and distribution of the securities being registered, other than underwriting discounts. All the amounts shown are estimates except the Securities and Exchange Commission registration fee, the National Association of Securities Dealers, Inc. filing fee and the Nasdaq listing fee.

Registration Fee--Securities and Exchange Commission.............  $  14,812
Filing Fee--National Association of Securities Dealers, Inc......      5,000
Nasdaq Listing Fee...............................................     33,750
Legal Fees and Expenses (other than Blue Sky)....................    170,000
Accounting Fees and Expenses.....................................    225,000
Blue Sky Fees and Expenses, including Legal Fees.................     10,000
Printing, including Registration Statement, Prospectus, etc......    200,000
Transfer Agent and Registrar Fees................................     15,000
Miscellaneous Expenses...........................................    198,825
                                                                   ---------
    Total........................................................  $ 872,387
                                                                   ---------
                                                                   ---------

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Section 145 of the DGCL makes provision for the indemnification of officers and directors in terms sufficiently broad to indemnify officers and directors of Company under certain circumstances from liabilities (including reimbursement for expenses incurred) arising under the Securities Act. The Certificate of Incorporation and Bylaws of the Company provide, in effect, that, to the fullest extent and under the circumstances permitted by Section 145 of the DGCL, the Company will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation or enterprise. In addition, the Company has entered into indemnification agreements with its directors and officers providing, subject to the terms therein, that the Company will indemnify such individuals for damages suffered by reason of the fact that any such individual is a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation or enterprise. The Certificate of Incorporation and Bylaws of the Company, together with such indemnification agreements, relieve its directors from monetary damages for breach of such director's fiduciary duty as directors to the fullest extent permitted by the DGCL. Consequently, a director or officer will not be personally liable to the Company or its stockholders for monetary damages for any breach of their fiduciary duty as directors except (i) for a breach of the duty of loyalty, (ii) for failure to act in good faith, (iii) for intentional misconduct or knowing violation of law, (iv) for willful or negligent violation of certain provisions in the DGCL imposing certain requirements with respect to stock repurchases, redemption and dividends, or (v) for any transactions from which the director derived an improper personal benefit. Depending upon the character of the proceeding, under Delaware law, the Company may indemnify against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful. To the extent that a director or officer of the Company has been successful in the defense of any action, suit or proceeding referred to above, the

Company will be obligated to indemnify him or her against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith.

    Pursuant to the Underwriting Agreement, a copy of which is filed as Exhibit 1 to this Registration Statement, the Company has agreed to indemnify the Underwriters against certain liabilities which may be incurred in connection with the offering made by the Prospectus forming a part of the Registration Statement, including liabilities under the Securities Act, and the Underwriters have agreed to indemnify the Company and their officers and directors against certain similar liabilities.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES.

    The Registrant issued 1,899,978 shares of Common Stock and 941,177 shares of Preferred Stock upon the reincorporation. The predecessor of the Registrant did not issue any securities during the past three years other than (i) warrants to purchase an aggregate of 164,706 shares of Common Stock for $8.50 per share issued to the Preferred Stock placement agents in August 1994; (ii) 941,177 shares of Preferred Stock issued to the Preferred Stockholders in August 1994 for $17.00 per share; (iii) 60,000 shares of Common Stock issued to the current Chief Executive Officer of the Company in August 1994 for $8.50 per share; (iv) options to purchase an aggregate of 487,600 shares of Common Stock at exercise prices ranging from $7.88 to $9.50 issued under the 1994 Plan between August 28, 1993 and October 25, 1996; (v) an aggregate of 51,200 shares of restricted Common Stock issued under the 1994 Plan between December 31, 1994 and February 1, 1996 with fair market values determined by the Executive Compensation Committee between $7.88 and $9.03; (vi) options to purchase an aggregate of 376,000 shares of Common Stock at exercise prices ranging from $8.50 to $9.50 issued to Company officers and directors other than under the Plans between July 26, 1994 and October 25, 1996; (vii) 300 and 256 shares of Common Stock issued to Company employees as compensation bonuses in 1996 and 1997, respectively, with fair market values determined by the Executive Compensation Committee of $7.88 and $9.50, respectively; (viii) 68,526 shares of Common Stock issued in connection with an acquisition in November 1995 with a fair market value determined by the Board of Directors of $7.88 per share; (ix) 11,764 shares of Common Stock issued in connection with an acquisition in September 1996 with an agreed upon value of $15.00 per share; and (x) 1,000 shares of Common Stock issued to an unaffiliated consultant to the Company in January 1997 with a fair market value determined by the Board of Directors of $10.83 per share. Such issuances were exempt from registration under Section 4(2) of the Securities Act.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a) Exhibits:

EXHIBIT
 NO.   DESCRIPTION
------ --------------------------------------------------------------------------
  1    Form of Underwriting Agreement.
  2.1  Asset Purchase Agreement dated December 8, 1994 by and between Registrant,
         Oregon Ag Insurance Services, Inc., Agri-Comp. Inc., Oregon-Comp. Inc.
         and Oregon Risk Management, Inc.**
  2.2  Asset Purchase Agreement dated November 10, 1995 by and between Pan
         American Underwriters, Inc. (PAU), Desert Benefits, Inc., Employee
         Benefits & Insurance Services, Fredric J. Klicka and Fredric J. Klicka
         II.**
  2.3  Agreement dated July 25, 1996 by and among Registrant, PAULA Insurance
         Company (PICO), James G. Parker Insurance Associates (Parker) and
         certain individual stockholders of Parker.**
  2.4  Asset Purchase Agreement dated August 23, 1996 by and among PAU, Guinn
         Sinclair Insurance Services, Margaret Funnell and Yolanda Ibarrez.**

EXHIBIT
 NO.   DESCRIPTION
------ --------------------------------------------------------------------------
  2.5  Series A Preferred Stock Purchase Agreement dated March 11, 1997 by and between PICO and CAPAX Management & Insurance Services (CAPAX).**
  3.1  Certificate of Incorporation of Registrant.**
  3.2  Certificate of Designation of Series A Preferred Stock of PAULA Financial,
         as amended.**
  3.3  Bylaws of Registrant.**
  4.2  Specimen certificate of Common Stock.**
  5    Opinion of Gibson, Dunn & Crutcher LLP.
 10.1  Lease for Registrant's Pasadena, California office, between Pasadena
         Gateway Plaza, as Lessor, and PAU, as Lessee, dated January 1, 1989 and last amended May 12, 1995 and the Assignment and Assumption of Lease and
         Consent between LACERA Gateway Property, Inc., PAU and PICO.**
 10.2  Lease for Registrant's Lake Oswego, Oregon office, dated September 23,
         1996 and amended May 13, 1997 between WCB Thirty-Two Limited
         Partnership, as Lessor, and PICO, as Lessee.**
 10.3  Lease for Registrant's Fresno, California office dated October 18, 1994 and amended January 10, 1997 between Altaffer Survivor Trust, as Lessor, and PAU, as Lessee.**
 10.4  Agreement of Reinsurance, No. 7448, dated February 16, 1990 and last amended July 1, 1996 between General Reinsurance Corporation and PICO.**
 10.5  Workers' Compensation and Employers' Liability Excess of Loss Reinsurance
         Agreement, No. 380, dated July 1, 1995 and last amended July 1, 1996 between PICO and certain reinsurers named therein.**
 10.6  PAULA Financial and Subsidiaries 1994 Stock Incentive Plan.**
 10.7  PAULA Financial and Subsidiaries 1997 Stock Incentive Plan.**
 10.8  Form of Stock Option Agreement (Immediate Vesting - Non-Plan) issued in connection with the grant of stock options under the 1994 Plan.**
 10.9  Form of Stock Option Agreement (Executive - Non-Plan) issued in connection with the grant of stock options other than under the 1994 Plan.**
 10.10 Form of Stock Option Agreement (Immediate Vesting) issued under the 1994
         Plan.**
 10.11 Form of Stock Option Agreement (Executive) issued under the 1994 Plan.**
 10.12 Form of Stock Option Agreement (Stepped Vesting) issued under the 1994
         Plan.**
 10.13 Form of Indemnification Agreement between Registrant and each of its directors.**
 10.14 Convertible Revolving Loan Note dated March 31, 1997 made by Registrant in favor of Sanwa Bank California.**
 10.15 Credit Agreement dated March 31, 1997 between Registrant and Sanwa Bank
         California.**
 10.16 Form of Credit Guaranty dated March 31, 1997 made by each of PAU, Pan
         American Underwriters Insurance Agents & Brokers, Inc. (PAUIAB),
         Agri-Comp Insurance Agency, Inc. and Pan Pacific Benefit Administrators,
         Inc. (PPBA).**
 10.17 Series A Preferred Stock Purchase Agreement dated August 3, 1994 between
         Registrant and certain purchasers of Series A Preferred Stock.**
 10.18 Form of Warrant Agreement dated August 3, 1994 between Registrant and
         Prudential Securities Incorporated and Conning & Company (Conning).**
 10.19 Warrant Certificates dated August 3, 1994 in the name of Prudential
         Securities and Conning.**
 10.20 Voting Agreement dated August 3, 1994 between Registrant, certain stockholders and certain purchasers of Series A Preferred Stock.**
 10.21 Asset Management Agreement dated February 1, 1995 between PICO and
         Conning.**

EXHIBIT
 NO.   DESCRIPTION
------ --------------------------------------------------------------------------
 10.22 Agency and Affiliates Cost Allocation and Reimbursement Agreement dated
         March 1, 1992 and last amended December 1, 1996 between PAU and PAUIAB, as Agency, and PICO, PACO and PPBA, as Affiliates.**
 10.23 PAULA Insurance Company Insurance Carrier and Affiliates Cost Allocation
         and Reimbursement Agreement dated March 1, 1992 and last amended
         December 9, 1994 between PICO, as Carrier, and PACO, PAU, PAUIAB and
         PPBA, as Affiliates.**
 10.24 PAULA Financial Parent and Affiliates Cost Allocation and Reimbursement
         Agreement dated January 1, 1993 and last amended December 9, 1994 between Registrant, as Parent, and PICO, PACO, PAU, PAUIAB and PPBA, as
         Affiliates.**
 10.25 Managing Agreement dated January 1, 1993 and last amended April 28, 1995 between PACO and PPBA, as Manager.**
 10.26 Federal Income Tax Allocation Agreement dated April 10, 1997 between
         Registrant and its subsidiaries.**
 10.27 Agency Agreement dated March 1, 1992 and last amended April 1, 1997 between PAU and PICO.**
 10.28 Agency Agreement dated March 1, 1992 and last amended April 1, 1997 between PAUIAB and PICO.**
 10.29 Agency Agreement dated December 8, 1994 and last amended April 1, 1997 among Agri-Comp Insurance Agency, Inc. and PICO.**
 10.30 Purchase Option dated March 11, 1997 between Registrant and CAPAX.**
 10.31 Plan of Reorganization and Agreement of Merger dated September 22, 1997 between PAULA Financial (Delaware) and PAULA Financial (California)**.
 11    Statement re computation of per share earnings.**
 19    1997 Proxy Statement of PAULA Financial.**
 20    PAULA Financial and Subsidiaries Stockholder Report for the Twelve Months
         Ended December 31, 1996.**
 21    List of subsidiaries of PAULA Financial.**
 23.1  Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5).
 23.2  Consent of KPMG Peat Marwick LLP (included in S-1).
 24    Power of Attorney.**
 27    Financial Data Schedule.**
 28.1  Schedule P to 1996 Annual Statement of PICO.**
 28.2  Schedule O to 1996 Annual Statement of PACO.**


--------------


** Previously filed.


    (b) Financial Statement Schedules:

SCHEDULE
 NO.   DESCRIPTION
------ --------------------------------------------------------------------------
  I    Summary of Investments
 II    Condensed Financial Information of Registrant
III    Supplementary Insurance Information
 IV    Reinsurance
  V    Valuation and Qualifying Accounts and Reserves
 VI    Supplemental Property and Casualty Insurance Information

ITEM 17.  UNDERTAKINGS.

    The undersigned Registrant hereby undertakes to provide to the Underwriters at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

    Insofar as indemnification for liabilities rising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The undersigned registrants hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on the 22nd day of October 1997.



                                PAULA FINANCIAL

                                By             /s/ BRADLEY K. SERWIN
                                     -----------------------------------------
                                                 Bradley K. Serwin
                                               SENIOR VICE PRESIDENT




    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Chairman of the Board,
              *                   President and Chief
------------------------------    Executive Officer          October 22, 1997
      Jeffrey A. Snider           (Principal Executive
                                  Officer)

                                Senior Vice President and
              *                   Chief Financial Officer
------------------------------    (Principal Financial and   October 22, 1997
      James A. Nicholson          Principal Accounting
                                  Officer)

              *
------------------------------  Director                     October 22, 1997
      Andrew M. Slavitt

    /s/ BRADLEY K. SERWIN
------------------------------  Director                     October 22, 1997
      Bradley K. Serwin

              *
------------------------------  Director                     October 22, 1997
       Jerry M. Miller

              *
------------------------------  Director                     October 22, 1997
      Ronald W. Waisner

              *
------------------------------  Director                     October 22, 1997
       John B. Clinton

              *
------------------------------  Director                     October 22, 1997
        Gerard Vecchio

              *
------------------------------  Director                     October 22, 1997
      Owen S. Crihfield

 *By:         /s/ BRADLEY K.
            SERWIN
------------------------------
      Bradley K. Serwin
       ATTORNEY-IN-FACT

                    INDEPENDENT AUDITORS' REPORT AND CONSENT

    The audits referred to in our report dated August 25, 1997, except as to
Note 13 which is as of September 30, 1997, included the related financial statement schedules as of December 31, 1995 and 1996 and June 30, 1997 and for each of the years in the three-year period ended December 31, 1996 and the six-month period ended June 30, 1997 included in the registration statement. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements, taken as a whole, present fairly in all material respects the information set forth therein.


    We consent to the use of our reports included herein (including that appearing on page F-2 of the prospectus) and to the reference to our firm under the heading "Experts" in the prospectus.


                                          /s/ KPMG Peat Marwick LLP


Los Angeles, California
October 22, 1997

                                 EXHIBIT INDEX


                                                                                                          SEQUENTIALLY
  EXHIBIT                                                                                                   NUMBERED
  NUMBER                                            DESCRIPTION                                               PAGE
-----------  -----------------------------------------------------------------------------------------  -----------------
         1   Form of Underwriting Agreement...........................................................

       2.1   Asset Purchase Agreement dated December 8, 1994 by and between Registrant, Oregon Ag
               Insurance Services, Inc., Agri-Comp. Inc., Oregon-Comp. Inc. and Oregon Risk
               Management, Inc.**

       2.2   Asset Purchase Agreement dated November 10, 1995 by and between Pan American
               Underwriters, Inc. (PAU), Desert Benefits, Inc., Employee Benefits & Insurance
               Services, Fredric J. Klicka and Fredric J. Klicka II.**

       2.3   Agreement dated July 25, 1996 by and among Registrant, PAULA Insurance Company (PICO),
               James G. Parker Insurance Associates (Parker) and certain individual stockholders of
               Parker.**

       2.4   Asset Purchase Agreement dated August 23, 1996 by and among PAU, Guinn Sinclair Insurance
               Services, Margaret Funnell and Yolanda Ibarrez.**

       2.5   Series A Preferred Stock Purchase Agreement dated March 11, 1997 by and between PICO and
               CAPAX Management & Insurance Services (CAPAX).**

       3.1   Certificate of Incorporation of Registrant.**

       3.2   Certificate of Designation of Series A Preferred Stock of PAULA Financial, as amended.**

       3.3   Bylaws of Registrant.**

       4.2   Specimen certificate of Common Stock.**

         5   Opinion of Gibson, Dunn & Crutcher LLP...................................................

      10.1   Lease for Registrant's Pasadena, California office, between Pasadena Gateway Plaza, as
               Lessor, and PAU, as Lessee, dated January 1, 1989 and last amended May 12, 1995 and the
               Assignment and Assumption of Lease and Consent between LACERA Gateway Property, Inc.,
               PAU and PICO.**

      10.2   Lease for Registrant's Lake Oswego, Oregon office, dated September 23, 1996 and amended
               May 13, 1997 between WCB Thirty-Two Limited Partnership, as Lessor, and PICO, as
               Lessee.**

      10.3   Lease for Registrant's Fresno, California office dated October 18, 1994 and amended
               January 10, 1997 between Altaffer Survivor Trust, as Lessor, and PAU, as Lessee.**

      10.4   Agreement of Reinsurance, No. 7448, dated February 16, 1990 and last amended July 1, 1996 between General Reinsurance Corporation and PICO.**

      10.5   Workers' Compensation and Employers' Liability Excess of Loss Reinsurance Agreement, No.
               380, dated July 1, 1995 and last amended July 1, 1996 between PICO and certain reinsurers named therein.**

      10.6   PAULA Financial and Subsidiaries 1994 Stock Incentive Plan.**

      10.7   PAULA Financial and Subsidiaries 1997 Stock Incentive Plan.**

      10.8   Form of Stock Option Agreement (Immediate Vesting - Non-Plan) issued in connection with the grant of stock options under the 1994 Plan.**

      10.9   Form of Stock Option Agreement (Executive - Non-Plan) issued in connection with the grant of stock options other than under the 1994 Plan.**

                                                                                                          SEQUENTIALLY
  EXHIBIT                                                                                                   NUMBERED
  NUMBER                                            DESCRIPTION                                               PAGE
-----------  -----------------------------------------------------------------------------------------  -----------------
     10.10   Form of Stock Option Agreement (Immediate Vesting) issued under the 1994 Plan.**

     10.11   Form of Stock Option Agreement (Executive) issued under the 1994 Plan.**

     10.12   Form of Stock Option Agreement (Stepped Vesting) issued under the 1994 Plan.**

     10.13   Form of Indemnification Agreement between Registrant and each of its directors.**

     10.14   Convertible Revolving Loan Note dated March 31, 1997 made by Registrant in favor of Sanwa
               Bank California.**

     10.15   Credit Agreement dated March 31, 1997 between Registrant and Sanwa Bank California.**

     10.16   Form of Credit Guaranty dated March 31, 1997 made by each of PAU, Pan American
               Underwriters Insurance Agents & Brokers, Inc. (PAUIAB), Agri-Comp Insurance Agency,
               Inc. and Pan Pacific Benefit Administrators, Inc. (PPBA).**

     10.17   Series A Preferred Stock Purchase Agreement dated August 3, 1994 between Registrant and certain purchasers of Series A Preferred Stock.**

     10.18   Form of Warrant Agreement dated August 3, 1994 between Registrant and Prudential
               Securities Incorporated and Conning & Company (Conning).**

     10.19   Warrant Certificates dated August 3, 1994 in the name of Prudential Securities and
               Conning.**

     10.20   Voting Agreement dated August 3, 1994 between Registrant, certain stockholders and certain purchasers of Series A Preferred Stock.**

     10.21   Asset Management Agreement dated February 1, 1995 between PICO and Conning.**

     10.22   Agency and Affiliates Cost Allocation and Reimbursement Agreement dated March 1, 1992 and last amended December 1, 1996 between PAU and PAUIAB, as Agency, and PICO, PACO and
               PPBA, as Affiliates.**

     10.23   PAULA Insurance Company Insurance Carrier and Affiliates Cost Allocation and
               Reimbursement Agreement dated March 1, 1992 and last amended December 9, 1994 between
               PICO, as Carrier, and PACO, PAU, PAUIAB and PPBA, as Affiliates.**

     10.24   PAULA Financial Parent and Affiliates Cost Allocation and Reimbursement Agreement dated
               January 1, 1993 and last amended December 9, 1994 between Registrant, as Parent, and
               PICO, PACO, PAU, PAUIAB and PPBA, as Affiliates.**

     10.25   Managing Agreement dated January 1, 1993 and last amended April 28, 1995 between PACO and
               PPBA, as Manager.**

     10.26   Federal Income Tax Allocation Agreement dated April 10, 1997 between Registrant and its subsidiaries.**

     10.27   Agency Agreement dated March 1, 1992 and last amended April 1, 1997 between PAU and
               PICO.**

     10.28   Agency Agreement dated March 1, 1992 and last amended April 1, 1997 between PAUIAB and
               PICO.**

                                                                                                          SEQUENTIALLY
  EXHIBIT                                                                                                   NUMBERED
  NUMBER                                            DESCRIPTION                                               PAGE
-----------  -----------------------------------------------------------------------------------------  -----------------
     10.29   Agency Agreement dated December 8, 1994 and last amended April 1, 1997 among Agri-Comp
               Insurance Agency, Inc. and PICO.**

     10.30   Purchase Option dated March 11, 1997 between Registrant and CAPAX.**

     10.31   Plan of Reorganization and Agreement of Merger dated September 22, 1997 between PAULA
               Financial (Delaware) and PAULA Financial (California).**

        11   Statement re Computation of per share earnings

        19   1997 Proxy Statement of PAULA Financial.**

        20   PAULA Financial and Subsidiaries Stockholder Report for the Twelve Months Ended December
               31, 1996.**

        21   List of subsidiaries of PAULA Financial.**

      23.1   Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5)...........................

      23.2   Consent of KPMG Peat Marwick LLP (included in S-1).......................................

        24   Power of Attorney.**

        27   Financial Data Schedule.**

      28.1   Schedule P to 1996 Annual Statement of PICO.**

      28.2   Schedule O to 1996 Annual Statement of PACO.**
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** Previously filed.